Exhibit 99.1

Credit Suisse First Boston 2003 Energy Summit February 5, 2003 Michael McShane, President & Chief Executive Officer Louis Raspino, Senior Vice President & Chief Financial Officer

The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Grant Prideco's prospects for its operations and future demand for its products and services, all of which are subject to certain risks, uncertainties and assumptions. These risks, uncertainties and assumptions, which are more fully described in Grant Prideco, Inc.'s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, include the impact of changes in oil and natural gas prices and worldwide and domestic economic conditions on drilling activity and demand for and pricing of Grant Prideco's products, impact of geo-political and other events affecting international markets and trade, Grant Prideco's ability to remain on the leading edge of technology in its products and maintain and increase its market share, the impact of international and domestic trade laws, unforeseen or unexpected litigation, manufacturing difficulties and disruptions, Grant Prideco's ability to successfully complete and integrate the ReedHycalog business, the ability of Grant Prideco to successfully reduce the debt incurred in connection with the ReedHycalog acquisition, the ability of Grant Prideco to maintain and increase ReedHycalog's market share and profitability, and Grant Prideco's assumptions relating thereto. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material respects from those currently anticipated and reflected in Grant Prideco's forward-looking statements. Forward-Looking Statements

Leading Market Share in Core Businesses Highly Leveraged to: North American Natural Gas Depth and Complexity of Drilling Growth Opportunities in Core Businesses Internal External Strategically Positioned for the Future

Drilling Products & Services $359 Million (40%) Pro Forma Consolidated Revenue Drilling Products & Services Premium Connections & Tubular Products Marine Products & Services Other Reed 359.05 226.06 60.27 29.09 220.1 Other $29 Million (3%) Pro Forma Grant Prideco & ReedHycalog LTM 9/30/02 = $895 Million ReedHycalog $220 Million (25%) Tubular Technology and Services $226 Million (25%) Marine Products & Services $60 Million (7%)

Geographic Revenue Mix NA INT'L Point of Sale 0.71 0.29 US INT'L Point of Destination 0.6 0.4 Point of Sale Point of Destination (Est.) 2002E North America 71% North America 60% International 29% International 40%

Earnings Growth Opportunities

Earnings Growth Initiatives Efficiency Improvements New Products and Technologies Strategic Acquisitions

Efficiency Improvements Upgrading Manufacturing Facilities Improving Manufacturing Processes Standardizing Business Systems Reducing Overhead Re-Deploying Under-Utilized Assets Exiting Non-Strategic Business Lines

Increasing Trend Toward More Complex Wells 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 Directional 107 85 99 137 145 169 207 210 159 217 281 218 Horizontal 75 54 50 50 52 58 69 46 39 55 77 62 15000 feet Depths 45 55 65 70 75 96 121 113 86 116 161 128 Directional Drilling Horizontal Drilling 168% Increase in Rigs Drilling Complex Wells *Complex US Rig Count calculated as Horizontal Rig Count, Vertical Rig Count and rigs drilling greater than 15,000 feet. Sources: Baker Hughes, Spears & Associates. Rigs drilling > 15,000 feet 26% Percent of total U.S. Rig Count 28% 34% 41% 38% 45% 42% 44% 50% 42% 45%

Value-Added Products for Drill Stem Market API TSS-95 XD-105 GPDS HT XT SS-105 XTM Purpose-Built 6 7/8 Landing String Slip-Proof Landing String Purpose-Built Landing String Price -20 -10 0 10 20 30 40 50 60 70 80 90 100 110 120 130 60 60 60 60 60 60 60 60 60 60 60 60 60 60 60 60

1997 1998 1999 2000 2001 2002 35062 62024 44747 61173 64217 105202 200% Increase in Premium Revenues Revenue From Premium Drill Pipe

New Products TReX (Enhanced PDC Bit Performance) TuffDuty (Improved Durability Cone Bit) Expandables (Threads)

Developing Technologies Intellipipe (Drill Pipe with Embedded Telemetry System) G-Pex (Composite Motors & Pumps) Marine Weld-on Connection

Consolidating and Strategic Acquisitions Grey-Mak Pipe Chinese Drill Pipe Operations ReedHycalog

China Strategy Short-Term Increase Efficiency and Quality Vertical Integration Introduce Higher-End Products to Local Market Long-Term Expand Regional Market Share

ReedHycalog Acquisition: Strategic Rationale Natural Product Line Extension Accretive to Earnings Throughout Drilling Cycle Increases Early-Cycle Earnings Exposure Increases International Presence Potential Operating Synergies

Grant Prideco Business ReedHycalog Business Product Line and Operating Synergies Strategically Leverages Core Competencies To Add Value Procurement Metallurgy Manufacturing Threading Forging Technology Fluid Dynamics Drill Stem Physics Marketing & Distribution

ReedHycalog Short-Term Strategy Transition / Integration People Systems Balance Sheet Management Reduce Working Capital Growth New Product Initiatives Further Market Penetration

Market Conditions

Short-Term Business Environment Stable Rig Count Decreased Deep Drilling Activity in Q4 '02 Distributors Decreasing Inventories of Tubing & Casing Significantly Decreased Mill Activity Distributors Threading "Just-in-Time" Drilling Contractors Liquidating Excess North American Drill Pipe Inventories

1996 1997 1998 1999 2000 2001 2002E 2003E Worldwide Drill Pipe Production 9.4 13.3 15.7 4.4 7.7 12 8.467 Worldwide Rig Count* 1835 2116 1846 1450 1906 2242 1830 1975 38 Million Feet 24 Million Feet 1996-1998 Production Totaled 160% of 1999-2001 Production Drill Pipe Inventories Favorably Compare to Last Upturn *Excludes China and CIS. Sources: Spears & Associates, Grant Prideco. WW Rig Count*

Outlook Overall: Uncertainty Falling Natural Gas Production Decreasing Natural Gas Inventories Improving Operator Cash Flow Middle East / Venezuela Situations Economic and Commodity Price Uncertainty Operator Debt Levels

Financial

Financial Focus Areas Improve Planning and Reporting Systems Overhead and Manufacturing Cost Reductions Working Capital Management Liquidity and Capital Structure Management Improve Incentive Compensation Structure

Head Count Reductions Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 QTD '03E Total Company 4168 4050 3827 3338 3011 3088 3040 2930 30% Reduction Since Q2 '01 Headcount calculation excludes effects of acquisitions made during Q4 2001 - Q4 2002.

Significant Working Capital Reductions Decreased Inventory by $44 Million (21%) Decreased Receivables by $65 Million (39%) Decreased Net Working Capital by $64 Million (22%) Calculation based on 12-month period ended September 30, 2002. Note: Net Working Capital is defined as current assets less current liabilities (excluding debt).

ReedHycalog Accretion Sensitivities Slow Recovery Market Decline Strong Recovery U.S. Rig Count Environment (Annual Average) 900 - 950 800 1,100 Percentage Accretion to Grant Prideco 15% - 20% > 50% 8% - 12%

Improving The Balance Sheet 2002E 2003 Forecast East 0.44 0.36 Net Debt to Book Capitalization

Leading Market Share in Core Businesses Highly Leveraged to: North American Natural Gas Depth and Complexity of Drilling Growth Opportunities in Core Businesses Internal External In Summary